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                                                                   Exhibit 23




                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                 -----------------------------------------


As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-K, into the Corporation's previously filed Form S-8 Registration Statements Nos. 33-5524, 33-22850, 2-77932, 2-97291, 33-625, 33-45410 and 33-50960.




                                                /s/   Arthur Andersen LLP
                                          -------------------------------------
                                          ARTHUR ANDERSEN LLP



St. Louis, Missouri,
April 23, 1996